UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): May 12, 2015

Commission file number: 333-178786-01

GREENBACKER RENEWABLE ENERGY COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0872648
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

369 Lexington Avenue, Suite 312

New York, NY 10017

Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

Charles Wheeler

c/o Greenbacker Capital Management LLC

369 Lexington Avenue, Suite 312

New York, NY 10017

Tel (646) 237-7884

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2015 annual meeting of members of Greenbacker Renewable Energy Company LLC (the “Company” or the “Registrant”) was held on May 12, 2015, to vote on the re-election of the members of the Company’s board of directors, by person or by proxy.

The voting results were as follows with respect to the re-election of the members of the Company’s board of directors:

Nominee	Total Votes For	Total Votes Withheld	Abstentions
David Sher	921,065.536	20,010.930	0
Charles Wheeler	921,065.536	20,010.930	0
Kathleen Cuocolo	921,065.536	20,010.930	0
(Independent)
Robert Herriott	921,065.536	20,010.930	0
(Independent)
David M. Kastin	921,065.536	20,010.930	0
(Independent)

Each candidate for re-election received the required number of votes for re-election to the board of the Company, to serve until their respective successors are elected and qualified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2015	Greenbacker Renewable Energy Company LLC

	By:	/s/ Charles Wheeler
	Name:	Charles Wheeler
	Title:	Chief Executive Officer, President and Director